Exhibit 99.1

EASTERLY ACQUISITION CORP. ANNOUNCES INTENT TO
ADJOURN SPECIAL MEETING OF STOCKHOLDERS

New York, NY and Boston, MA – December 8, 2016 – Easterly Acquisition Corp. (“Easterly”) (NASDAQ: EACQ) today announced that it intends to convene and then adjourn, without conducting any business, its special meeting of stockholders (the “Special Meeting”) to be held with respect to its proposed business combination with Sungevity, Inc. (“Sungevity”) pursuant to the Agreement and Plan of Merger, dated as of June 28, 2016, as amended, by and among the Company, its wholly-owned subsidiary, Solaris Merger Sub, Inc. (“Merger Sub”), Sungevity and Shareholder Representative Services LLC, which provides for the merger (the “Merger”) of Merger Sub with and into Sungevity.

Easterly intends to reconvene the Special Meeting at 10:00 a.m., Eastern Time, on December 23, 2016, at the offices of Easterly Acquisition Corp., 375 Park Avenue, 21st Floor, New York, New York 10152. In connection with the adjournment of the Special Meeting to a later date and time, the deadline for delivery of public shares in connection with the redemption rights held by Easterly’s stockholders is 5:00 p.m., Eastern Time two business days prior to the reconvened Special Meeting, which deadline would be 5:00 p.m., Eastern Time, on December 21, 2016.

At the Special Meeting, holders of Easterly’s common stock will be asked to approve and adopt the Merger Agreement, including the proposed Merger, and such other proposals as disclosed in the definitive proxy statement/prospectus relating to the Special Meeting. The full meeting agenda is detailed in the definitive joint proxy and consent solicitation statement/prospectus, which is included as part of the Registration Statement on Form S-4, as amended (File No. 333-212590), of Easterly.

About Sungevity

Sungevity is a technology-driven solutions provider, offering exceptional service and choice to residential and commercial solar energy customers. Sungevity’s asset-light business model focuses on value-added in-house services for software platform development, project management and customer experience; this focus is enabled by a strong, scalable network of third-party providers for asset-intensive and/or lower margin provision of hardware, installation services and financing. Sungevity’s disruptive and competitive model delivers greater value directly to customers and, for stockholders, captures immediate financial value at the time of sale.

About Easterly Acquisition Corp.

Easterly Acquisition Corp. is a Special Purpose Acquisition Company sponsored by Easterly Acquisition Sponsor, LLC, an affiliate of Easterly LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Easterly Acquisition Corp. completed its initial public offering in August 2015, raising $200 million in cash proceeds. Easterly Acquisition Corp.’s officers and certain of its directors are affiliated with Easterly LLC.

About Easterly LLC

Easterly LLC is an asset management firm that develops engaged partnerships with innovative, growth-oriented companies.  Easterly’s core expertise is in acting as a principal to grow business platforms.  Easterly enhances businesses as a partner through capital formation, corporate development, and strategic implementation activities.  Easterly’s principals have a proven track record of delivering outperformance to both public and private investors across a variety of sectors.

Additional Information About the Transaction and Where to Find It

This press release relates to a proposed business combination between Easterly and Sungevity and may be deemed to be solicitation material in respect of the proposed business combination between Easterly and Sungevity. The proposed business combination will be submitted to the respective stockholders of Easterly and Sungevity for their approval. In connection with the proposed business combination, Easterly filed with the SEC the Registration Statement and the definitive joint proxy and consent solicitation statement/prospectus forming a part thereof. This communication is not a substitute for the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus that Easterly filed with the SEC on November 9, 2016, or any other documents that Sungevity or Easterly may file with the SEC or send to their respective stockholders in connection with the proposed transaction. The Registration Statement and definitive joint proxy and consent solicitation statement/prospectus contain important information about Easterly, Sungevity, the proposed business combination and related matters.  Investors and security holders are urged to read the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus carefully.

A copy of the definitive joint proxy and consent solicitation statement/prospectus was sent to all stockholders of Easterly and Sungevity as of their respective record dates for seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus from Easterly by accessing the Easterly’s website at www.easterlyacquisition.com.

Participants in Solicitation

Easterly and Sungevity, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of Easterly and Sungevity is set forth in the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus. Investors may obtain additional information about the interests of such participants by reading the Registration Statement and definitive joint proxy and consent solicitation statement/prospectus.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed business combination between Easterly and Sungevity and any other statements relating to future results, strategy and plans of Easterly and Sungevity (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of Easterly or Sungevity, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Sungevity, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly with Sungevity’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly’s performance to differ materially is included in Easterly’s periodic reports filed with the SEC, including but not limited to Easterly’s Form 10-K for the year ended December 31, 2015 and subsequent Forms 10-Q and in the Registration Statement and the definitive joint proxy and consent solicitation statement/prospectus. Copies may be obtained by contacting Easterly or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this press release is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 and otherwise in accordance with applicable law.

Contact:

Easterly Acquisition Corp. (646) 712-8300 info@easterlyacquisition.com

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